UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 27, 2016

                        BLUE LINE PROTECTION GROUP, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)



          Nevada                      000-52942                 20-5543728
 ---------------------------      ------------------         ----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
 of incorporation)                                           Identification No.)

                                5765 Logan Street
                                Denver, CO 80216
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (800) 844-5576

                     --------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     See Item 2.01 of this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On October 27, 2016 the Company sold its building located at 5765 Logan Street, Denver, Colorado to an unrelated third party.

     After the sale, the Company leased the building from the purchaser of the property. The lease is for an initial term of ten years, with the Company having the option to extend the term of the lease for two additional five year periods. The lease requires rental payments of $10,000 per month.



















                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 31, 2016

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By: /s/ Dan Allen
                                     -----------------------------------
                                     Dan Allen, Chief Executive Officer